Exhibit 10.1

                              EMPLOYMENT AGREEMENT
                              --------------------


                    THIS EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into as of this 22nd day of March, 1997, between Stimsonite Corporation, a Delaware corporation (the "Company"), and Robert E. Stutz (the "Executive").

                    WHEREAS,   the  Company  expects  that  the  future  growth,
profitability and success of the Company's business will be substantially and materially advanced by the employment of the Executive by the Company;

                    WHEREAS, the Company desires to secure for itself and its subsidiaries the benefit of the Executive's background, experience, ability, expertise and industry; and

                    WHEREAS, the Company desires to employ the Executive, and the Executive has indicated his willingness to provide his services, on the terms and conditions set forth herein;

                    NOW, THEREFORE, on the basis of the foregoing and in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                    1. Employment. The Company hereby agrees to employ the Executive and the Executive hereby accepts employment with the Company, on the terms and subject to the conditions hereinafter set forth in this Agreement.

                    2. Term. Subject to the provisions and conditions of this Agreement, Executive's employment hereunder shall commence on March 22, 1997 (the "Commencement Date") and, unless otherwise terminated pursuant to the terms hereof, shall expire two years from such date (the "Expiration Date"); provided, however, that the term of this Agreement will, on each Expiration Date, automatically be extended for an additional one-year period unless, no later than sixty (60) days prior to each Expiration Date, the Company or the Executive shall have given written notice that it or the Executive, as the case may be, does not wish to have the term of this Agreement extended (hereinafter referred to as the "Employment Term").

                    3. Compensation.

                         (a) As compensation  for the performance of Executive's
services hereunder, the Company shall pay to the Executive (i) a salary (the "Regular Base Salary") of $225,000 per annum or such greater amount as may be determined by the Board of Directors of the Company (the "Board of Directors") and (ii) an annual bonus (the "Bonus"), payable in accordance with the Company's payroll policy and the Company's annual incentive compensation plan, respectively, as of the date of this Agreement, as the same may be modified or replaced by the Company from time to time. The Board of Directors will review the amount of the Regular Base Salary on an annual basis. Executive's Bonus with respect to 1997 performance shall not be less than $100,000.

                         (b) During the Employment  Term, the Executive shall be
entitled to receive (i) a car allowance not to exceed $900 per month payable in accordance with the Company's payroll policy, as the same may be modified or replaced by the Company from time to time, and (ii) such other benefits and conditions of employment, including, without limitation, participation in such group health, life, retirement, disability and dental benefit plans provided by the Company (such benefits collectively, the "Welfare Benefits"), and such paid vacation, as are afforded from time to time hereafter to the other executive officers of the Company. Executive shall be entitled during the Employment Term to four weeks annual paid vacation until the fifth anniversary of the Commencement Date and to five weeks annual paid vacation thereafter.

                         (c)  Executive  will be  entitled  to receive the stock
options described in Section 10.

                    4. Position and Duties. Subject to the terms and conditions contained herein, the Executive shall serve as the President and Chief Executive Officer of the Company and, in such capacity, shall provide such services and perform such functions, consistent with the nature of such position, as shall be determined from time to time by, or pursuant to authority of, the Board of Directors. If elected or appointed, the Executive shall also serve as a director or officer of any of the Company, its subsidiaries or affiliated companies, without further compensation. The Board of Directors will, effective as of the Commencement Date or as soon as practicable thereafter, appoint the Executive to fill the vacancy on the Board of Directors existing as of the date of this Agreement to serve the remainder of the term of such directorship, which terminates at the next annual meeting of the Company's stockholders. The Board of Directors will nominate the Executive for election as a director at each annual meeting of the Company's stockholders held during the Employment Term. Notwithstanding the preceding two sentences, nothing contained herein shall be construed as limiting any rights of the Company's stockholders to elect and remove members of the Board of Directors. The Executive understands and agrees that he may be required to undertake normal business travel from time to time.

                    5. Exclusivity. During the Employment Term, the Executive shall devote his working hours to the business of the Company, shall faithfully serve the Company, shall in all respects conform to and comply with the lawful and reasonable directions and instructions given to him by the Board of Directors which are not otherwise prohibited by this Agreement, shall use his best efforts to promote and serve the interests of the Company and shall not engage in any other business or commercial activity for compensation; provided, however, that nothing in this Agreement shall be deemed to prevent the Executive from investing his personal assets, or the assets of his immediate family or any trust for the benefit of Executive or his immediate family; provided, further, that with respect to businesses that compete with the Company's business, (i) his participation, or that of his immediate family or such trust, is solely that of a passive investor owning no more than 1% of any class of such company's publicly traded outstanding debt or equity securities and (ii) such activities do not contravene the provisions of Section 8 hereof.

                    6. Reimbursement for Expenses. Upon the presentation of itemized vouchers, the Company shall reimburse the Executive for travel, meals, entertainment and other expenses reasonably incurred by the Executive in the performance of his duties under this Agreement in accordance with the Company's expense reimbursement policy as the same may be modified by the Company from time to time.

                    7. Termination.

                         (a)  After  an   occurrence  of  an  event  within  the
definition of Cause (as defined in this Section 7(a)), the Company shall be entitled to terminate this Agreement (other than Sections 8 and 9 hereof unless otherwise specified by the Company) and the employment relationship established hereby immediately upon the giving of written notice to the Executive of such termination specifying the grounds therefor. After the effective date of termination under this Section 7(a), the Company shall not be obligated to make any further payments under this Agreement, except for amounts due the Executive hereunder as of such effective date. "Cause" means any of the following events which the Board of Directors has determined, in good faith, has occurred and which has not been remedied (to the fullest extent possible) by the Executive within ten (10) days after notice thereof by the Company: (i) Executive's continual or deliberate neglect of the performance of his material duties; (ii) Executive's failure to devote substantially all of his working time to the business of the Company and its subsidiaries; (iii) Executive's engaging willfully in misconduct in connection with the performance of any of his duties, including, without limitation, the misappropriation of funds or securing or attempting to secure personally any profit in connection with any transaction entered into on behalf of the Company or its subsidiaries; (iv) Executive's willful breach of any confidentiality or nondisclosure agreements with the Company (including this Agreement) or Executive's violation, in any material respect, of any code or standard of behavior generally applicable to employees or executive employees of the Company; (v) Executive's active disloyalty to the Company, including, without limitation, willfully aiding a competitor or improperly disclosing confidential information; or (vi) Executive's engaging in conduct which may reasonably result in material injury to the reputation of the Company, including commission of a felony, embezzlement, bankruptcy, insolvency, or general assignment for the benefit of creditors.

                         (b) In the event  that the  Executive  resigns,  or the
Executive gives notice pursuant to Section 2 that he does not wish to have the term of this Agreement extended as provided therein (other than for reasons that would entitle the Executive to terminate his employment pursuant to Section 7(d)), this Agreement, other than Sections 8 and 9 hereof, and the employment relationship established hereby shall terminate immediately upon the receipt by the Company of notice of the Executive's resignation. After the effective date of termination under this subsection (b), the Company shall not be obligated to make any further payments under this Agreement, except for amounts due the Executive hereunder as of such effective date.

                         (c) In the event that the Executive  dies,  Retires (as
hereinafter defined) or becomes Disabled (as hereinafter defined) during the term of this Agreement, this Agreement, other than Sections 8 and 9, and the employment relationship established hereby shall terminate immediately upon the date on which the Executive dies, Retires or becomes Disabled, as the case may be. After the effective date of termination under this Section 7(c), the Company shall not be obligated to make any further payments under this Agreement to the Executive or the Executive's heirs, executors, administrators or legal representatives, as the case may be, except for amounts due the Executive hereunder as of such effective date, including any amounts or benefits to which the Executive may be entitled under the terms of any employee benefit plan of the Company, as in effect on the effective date of such termination. For purposes of this Section 7(c) "Retires" shall mean the voluntary termination of employment by the Executive after the Executive attains age 65 and "Disabled" shall mean, as of any date, the permanent disability of the Executive in accordance with the then applicable provisions of the disability benefit program of the Company generally available to executive employees of the Company.

                         (d) In the event that the Company  elects to  terminate
the full time employment of the Executive during the Employment Term (other than as a result of circumstances described in subsections (a), (b) and (c) of this
Section 7), or if the Executive resigns from his employment hereunder following a Substantial Breach, as defined in this Section 7(d) (such Substantial Breach having not been corrected by the Company within 30 days of receipt of written notice from the Executive of the occurrence of such Substantial Breach, which notice shall specifically set forth the nature of the Substantial Breach which is the reason for such resignation), the Company shall continue to pay the Executive as provided in Section 11 hereof. "Substantial Breach" shall mean any material breach by the Company of its obligation under this Agreement including without limitation, (A) the assignment of the Executive to any position or duties materially inconsistent with the provisions of Section 4 hereof; (B) a reduction by the Company in the Regular Base Salary other than a reduction that is consistent with reductions in compensation among senior executive officers of the Company generally; or (C) the failure by the Company to allow the Executive to participate in the Company's employee benefit plans generally available from time to time to executive employees of the Company; provided, however, that the term "Substantial Breach" shall not include (x) an immaterial breach by the Company of any provisions of this Agreement including those referred to in clauses (A) through (C) above or (y) a termination for Cause under Section 7(a) hereof. The date of termination of employment by the Company under this Section 7(d) (the "Section 7(d) Termination Date") shall be the later of the date, if any, specified in a written notice of termination to the Executive or the date on which such notice is given to the Executive. The date of resignation under this Section 7(d) shall be 30 days after receipt by the Company of written notice of resignation, provided that the Substantial Breach specified in such notice shall not have been corrected by the Company during such 30-day period.

                         (e)  Notwithstanding  anything in this Section 7 to the
contrary, the Executive's rights in any employee benefit plans offered by the Company shall be governed by the rules of such plans as well as by applicable law.

                    8. Secrecy and Non-Competition.

                         (a) No Competing Employment. The Executive acknowledges
that (i) the agreements and covenants contained in this Section 8 are essential to protect the value of the Company's business and assets and (ii) by virtue of his employment with the Company, the Executive will obtain such knowledge, know-how, training and experience of such a character that there is a substantial probability that such knowledge, know-how, training and experience could be used to the substantial advantage of a competitor of the Company and to the Company's substantial detriment. Therefore, the Executive agrees that, for the period (the "Restricted Period") commencing on the date of this Agreement and ending on the date which is two years after the termination of the Executive's employment hereunder for any reason, the Executive shall not participate or engage, directly or indirectly, for himself or on behalf of or in conjunction with any person, partnership, corporation or other entity, whether as an employee, agent, investor or otherwise, in any business activities (a "Competitive Activity") if such activity constitutes the manufacturing, production, sale or provision of products or services that are similar to, or competitive with, products or services then being manufactured, produced, sold or provided by the Company or any of its subsidiaries or which the Company (at any time during the Employment Term) planned to manufacture, produce, sell or provide; provided, however, that the Executive may maintain and/or undertake purely passive investments on behalf of himself, his immediate family or any trust on behalf of himself or his immediate family in companies engaged in a Competitive Activity so long as the aggregate interest represented by such investments does not exceed 1% of any class of the outstanding publicly traded debt or equity securities of any company engaged in a Competitive Activity. The Executive, however, shall not be bound by the restrictions contained in this
Section 8(a) if the Company shall have failed to comply with its obligations under Section 11 of this Agreement after the Executive's employment with the Company is terminated pursuant to Section 7(d) hereof.

                         (b)  Nondisclosure  of  Confidential  Information.  The
Executive, except in connection with his employment hereunder, shall not disclose to any person or entity or use, either during the Employment Term or at any time thereafter, any information not in the public domain, in any form, acquired by the Executive while employed by the Company or, if acquired following the Employment Term, such information which, to the Executive's knowledge, has been acquired, directly or indirectly, from any person or entity owing a duty of confidentiality to the Company or any of its affiliates, relating to the Company, its subsidiaries and affiliates, including but not limited to trade secrets, technical information, designs, drawings, processes, systems, procedures, formulae, test data, know-how, improvements, price lists, financial or other data (including the revenues, costs or profits associated with any of the Company's products), business and product plans, code books, invoices and other financial statements, computer programs, discs and printouts, sketches, plans (engineering, architectural or otherwise), customer and supplier lists or names, personnel files, equipment maintenance records, equipment warranty information, sales and advertising material, telephone numbers, names, addresses or any other compilation of information, written or unwritten, which is or was used in the business of the Company, any predecessor of the Company or any subsidiary thereof. The Executive agrees and acknowledges that all of such information, in any form, and copies and extracts thereof are and shall remain the sole and exclusive property of the Company, and upon termination of his employment with the Company, the Executive shall return to the Company the originals and all copies (and shall delete all such items in electronic format) of any such information provided to or acquired by the Executive in connection with the performance of his duties for the Company, and shall return to the Company all files, correspondence and/or other communications (including any such materials in electronic format) received, maintained and/or originated by the Executive during the course of his employment.

                         (c) No Interference.  During the Restricted Period, the
Executive shall not, whether for his own account or for the account of any other individual, partnership, firm, corporation or other business organization (other than the Company), solicit, endeavor to entice away from the Company or any of its subsidiaries, or otherwise interfere with the relationship of the Company or any of its subsidiaries with, any person who, to the knowledge of the Executive, is employed by or otherwise engaged to perform services for the Company or any of its subsidiaries (including, but not limited to, any independent sales representatives or organizations) or any entity who is, or was within the then most recent twelve-month period, a customer or client of the Company, any predecessor or any of its subsidiaries (a "Customer"); provided, however, that this Section 8(c) shall not prohibit the Executive from employing, for his own account, following a termination of the employment of the Executive, any person employed by a Customer or supplier, if such employment is not in connection with a Competitive Activity.

                         (d) Inventions.  The Executive hereby sells,  transfers
and assigns to the Company or to any person or entity designated by the Company all of the entire right, title and interest of the Executive in and to all inventions, ideas, disclosures and improvements, whether patented or unpatented, and copyrightable material, made, authored or conceived by the Executive, solely or jointly, or in whole or in part, during his employment by the Company and which (i) relate to methods, apparatus, designs, products, processes or devices sold, leased, used or under construction or development by the Company or any subsidiary of the Company and (ii) arise (wholly or partly) from the efforts of the Executive during his employment with the Company (an "Invention"). The Executive shall communicate promptly and disclose to the Company, in such form as the Company requests, all information, details and data pertaining to any such Inventions; and, whether during the Restricted Period or thereafter, the Executive shall execute and deliver to the Company such form of transfers and assignments and such other papers and documents as reasonably may be required of the Executive to permit the Company or any person or entity designated by the Company to file, prosecute, obtain or otherwise protect or transfer any intellectual property, including any patent, patent application or copyright. The Company shall pay all costs incident to the execution and delivery of such transfers, assignments and other documents. Any invention by the Executive within six months following the termination of his employment hereunder shall be deemed to fall within the provisions of this Section 8(d) unless the Executive bears the burden of proof of showing that the Invention was first conceived and made following such termination.

                    9. Deductions from Compensation. The Executive agrees that the Company shall be entitled to deduct and withhold from any compensation payable to the Executive hereunder (i) any taxes in respect of the Executive that the Company is required to deduct and withhold under federal, state or local law whether arising from compensation hereunder or otherwise and (ii) offsets for any other amounts lawfully due from the Executive as determined in good faith by the Company and/or the Board of Directors. In the event that the Executive is no longer employed by the Company at a time when the Company otherwise would be entitled to deduct and withhold any amount pursuant to the preceding sentence, the Executive shall remit such amount to the Company within five (5) days after the receipt of notice from the Company specifying such amount or otherwise in accordance with the Executive's obligations with respect thereto.

                    10. Stock Options. Executive shall receive the following options:

                         (a) On the Commencement Date,  Executive will receive a
stock option to purchase 100,000 shares of the Company's Common Stock, $.01 par value (the "Common Stock") at an exercise price per share equal to the lesser of
(i) the fair market value of the Common Stock on the Commencement Date (which shall be deemed to be the closing price reported on the Nasdaq NMS system on the Commencement Date or, if no trades occur on such date, on the most recent date preceding the Commencement Date on which trades occurred) or (ii) $6.50 and with such additional terms as are set forth in the form of non-qualified stock option agreement attached to this Agreement as Exhibit A.

                         (b) On the  first  date  (before  the date  Executive's
employment with the Company is terminated for whatever reason (the "Termination Date")) on which the Common Stock has a closing price equal to or greater than $7.50 per share for a 30th consecutive trading day, Executive will receive a stock option to purchase 100,000 shares of Common Stock at an exercise price per share equal to $7.50 and with such additional terms as are set forth in the form of non-qualified stock option agreement attached to this Agreement as Exhibit B.

                         (c) On the first date (before the Termination  Date) on
which the Common Stock has a closing price equal to or greater than $9.00 per share for a 30th consecutive trading day, Executive will receive a stock option to purchase 100,000 shares of Common Stock at an exercise price per share equal to $9.00 and with such additional terms as are set forth in the form of non-qualified stock option agreement attached to this Agreement as Exhibit C.

                         (d) On the first date (before the Termination  Date) on
which the Common Stock has a closing price equal to or greater than $11.00 per share for a 30th consecutive trading day, Executive will receive a stock option to purchase 100,000 shares of Common Stock at an exercise price per share of $11.00 and with such additional terms as are set forth in the form of non-qualified stock option agreement attached to this Agreement as Exhibit D.

                    The Executive will not receive any stock options after the Termination Date.

                    11. Termination Benefits. Subject to Section 9 hereof, if the Executive's full time employment with the Company is terminated pursuant to
Section 7(d) hereof, the Executive shall be entitled to receive the termination benefits provided under this Section 11 for a period ("Minimum Period") commencing on the Section 7(d) Termination Date and ending on the later to occur of (i) the last day of the Employment Term or (ii) the first anniversary of the
Section 7(d) Termination Date. In the event that the Executive obtains other employment, whether full or part time, after the Section 7(d) Termination Date and prior to the end of the Minimum Period, the Executive shall forthwith notify the Company. The Company shall not be entitled to set off from amounts due the Executive under subsections (a) and (b) below amounts paid to the Executive in respect of other employment.

                         (a) Compensation-Regular Base Salary. After the Section
7(d) Termination Date and until the expiration of the Minimum Period, the Executive shall be paid his Regular Base Salary periodically, according to the Company's wage practices, at the rate in effect on the Section 7(d) Termination Date.

                         (b)   Compensation-Bonus.   After  the   Section   7(d)
Termination Date and until the earlier to occur of (i) the last day of the Employment Term or (ii) the first anniversary of the Section 7(d) Termination Date, the Executive shall be paid in periodic ratable installments, at the same time as payments of the Regular Base Salary are made to the Executive pursuant to Section 11(a), an amount equal to the annual Bonus, if any, actually paid on account of the most recently concluded fiscal year to the Executive under the Company's annual incentive compensation plan or any predecessor plan, if applicable.

                         (c) Vacation Pay. Any accrued  vacation pay due but not
yet taken at the Section 7(d) Termination Date shall be paid to the Executive on the date upon which the Executive receives his first payment under Section 11(a).

                         (d)   Welfare    Benefits,    etc.   The    Executive's
participation (including dependent coverage) in any life, disability, group health and dental benefit plans provided by the Company, in effect immediately prior to the Section 7(d) Termination Date, shall be continued after the Section 7(d) Termination Date, in accordance with Company policy relating to such plans as of the Section 7(d) Termination Date, or substantially equivalent benefits shall be provided by the Company until the earlier of (i) the end of the Minimum Period or (ii) the date upon which the Executive accepts other employment, whether full or part time. Following the Section 7(d) Termination Date, the Company shall not be obligated to (i) provide business accident insurance covering the Executive or (ii) make contributions in respect of the Executive to any qualified retirement and pension plans or profit sharing plans.

                         (e) Executive Outplacement Counseling. Upon the request
of the Executive, within thirty (30) days following the Section 7(d) Termination Date, the Company shall engage an outplacement counseling service of national reputation, at its own expense provided that such expense shall not exceed in the aggregate Twenty Thousand Dollars ($20,000), to assist the Executive in obtaining employment, until the earlier of two years from the Section 7(d) Termination Date or such date as the Executive has obtained employment.

                    12. Limitation on Termination Benefits Payments.

                         (a)  Definitions.  For purposes of this Section,  (1) a
"Payment" shall mean any payment or distribution in the nature of compensation to or for the benefit of the Executive, whether paid or payable pursuant to this Agreement or otherwise; (2) "Agreement Payment" shall mean a Payment paid or payable pursuant to this Agreement (disregarding this Section); (3) "Net After Tax Receipt" shall mean the Present Value of a Payment net of all taxes imposed on the Executive with respect thereto under Sections 1 and 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), determined by applying the highest marginal rate under Section 1 of the Code which applied to the Executive's taxable income for the immediately preceding taxable year; and (4) "Present Value" shall mean such value determined in accordance with section 280G(d)(4) of the Code.

                         (b) Reduction of Payments.  Notwithstanding anything in
this Agreement to the contrary, if receipt of all Payments would subject the Executive to tax under Section 4999 of the Code, the aggregate Agreement Payments shall be reduced to an amount (but not below zero) which would result in the maximum possible Net After Tax Receipts for the Executive from all Payments (the "Reduced Amount"). The Reduced Amount and the applicability of
Section 4999 of the Code shall be determined within 10 days after termination of the employment of the Executive at the Company's expense by a nationally recognized accounting firm, whose decision shall be final and binding upon both parties.

                         (c) Manner of Reduction.  If it is determined  that the
Executive should receive a Reduced Amount, the Company shall promptly give the Executive notice to that effect and a copy of the detailed calculation thereof. Within ten (10) days after receiving such notice and calculations, the Executive shall advise the Company in writing of the manner in which the Agreement Payments shall be reduced. If no such election is made by the Executive within such ten (10) day period, the Company shall make the Agreement Payments in the manner prescribed in Section 11 above until the Reduced Amount has been paid to the Executive, after which the Agreement Payments shall cease.

                    13. Confidentiality of Employment Terms. The Executive shall not disclose to any person other than the Executive's lawyer, financial advisor, accountant and members of his immediate family any of the terms and conditions of his employment with the Company, whether contained herein or in any other agreement, unless such disclosure (i) shall be required by law, government regulation, or the order of any court, administrative authority or other government agency or (ii) shall have been publicly disclosed by the Company.

                    14. Injunctive Relief. Without intending to limit the remedies available to the Company, the Executive acknowledges that a breach of any of the covenants contained in Section 8 hereof may result in material irreparable injury to the Company or its affiliates for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, the Company shall be entitled to obtain a temporary restraining order and/or a preliminary or permanent injunction restraining the Executive from engaging in activities prohibited by Section 8 hereof or such other relief as may be required to specifically enforce any of the covenants in Section 8 hereof. The Executive hereby agrees and consents that such injunctive relief may be sought in any state or federal court of record in the County of Cook, State of Illinois, or in the state and county in which such violation may occur, or in any other court, at the election of the Company.

                    15. Extension of Restricted Period. In addition to the remedies the Company may seek and obtain pursuant to Section 14 of this Agreement, the Restricted Period shall be extended by any and all periods during which the Executive shall be found by a court to have been in violation of the covenants contained in Section 8 hereof.

                    16. Successors; Binding Agreement.

                         (a) In the  event of any  sale of all or  substantially
all of the assets of the Company, or the merger, consolidation or other corporate reorganization involving the Company, any successor to the Company by reason of any such transaction shall succeed to all of the Company's obligations, rights and benefits hereunder.

                         (b) Except as provided in subsection (a) above, neither
this Agreement, nor any rights or benefits hereunder, may be assigned, delegated, transferred, pledged or hypothecated without the written consent of both parties hereto, and any such assignment, delegation, transfer, pledge or hypothecation shall be null and void and shall be disregarded by the Company.

                         (c) The Company will require any  transferee  of all or
substantially all of its assets (whether or not by merger or consolidation) to assume, whether by operation of law or otherwise, the Company's obligations under Section 11 of this Agreement in the same manner and to the same extent that the Company would be required to perform them if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall constitute a Substantial Breach by the Company and shall entitle the Executive to benefits described in Section 11 hereof upon his resignation from the Company within three business days of the date such succession becomes effective. For purposes of implementing the foregoing, the later of (i) the date on which any such succession becomes effective or (ii) the date upon which the Company receives written notice of the Executive's resignation shall be deemed the Section 7(d) Termination Date.

                    17. Waiver and Modification. Any waiver, alteration or modification of any of the terms of this Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration or modification is consented to on the Company's behalf by a majority of the Board of Directors of the Company (not counting the Executive should he then be a director of the Company). No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

                    18.   Severability   and   Governing   Law.  The   Executive
acknowledges and agrees that the covenants set forth in Section 8 hereof are reasonable and valid in geographical and temporal scope and in all other respects. If any of such covenants or such other provisions of this Agreement are found to be invalid or unenforceable by a final determination of a court of competent jurisdiction (a) the remaining terms and provisions hereof shall be unimpaired and (b) the invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Illinois without regard to the contract provision thereof.

                    19. Blue-Pencilling. In the event that, notwithstanding the first sentence of Section 18 hereof, any of the provisions of Section 8 relating to the covenants contained therein shall be declared by a court of competent jurisdiction to exceed the maximum restrictiveness such court deems enforceable, such provision shall be deemed to be replaced herein by the maximum restriction deemed enforceable by such court.

                    20. Arbitration. The parties agree to submit any dispute arising under this Agreement to arbitration to be held in Chicago, Illinois. Arbitration shall be by a single arbitrator experienced in the matters at issue selected by the Company and the Executive in accordance with the commercial arbitration rules of the American Arbitration Association. The decision of the arbitrator shall be final and binding as to any matter submitted to him under this Agreement. All costs and expenses incurred in connection with such arbitration proceeding shall be borne by the party against whom the decision is rendered.

                    21. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed effective and given upon actual delivery if presented personally, one business day after the date sent if sent by prepaid telegram, overnight courier service, telex, or by facsimile transmission or five business days after the date sent if sent by certified or registered mail, postage prepaid, return receipt requested, which shall be addressed, in the case of the Company, to Stimsonite Corporation, 7524 N. Natchez Avenue, Niles, Illinois 60714, Attention: Chairman, Fax (847) 647-1205, with a copy to Timothy J. Melton, Esq., Jones, Day Reavis & Pogue, 77 West Wacker Drive, Chicago, Illinois, 60610, FAX: (312) 782-8585 and, in the case of the Executive, to Robert E. Stutz, 1030 Old Barn Lane, Lake Forest, Illinois 60045 or, in each case, to such other address as may be designated in writing by any such party.

                    22. Captions and Paragraph Headings. Captions and section headings herein are for convenience only, are not a part hereof and shall not be used in construing this Agreement.

                    23. Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties hereto regarding the employment of the Executive and supersedes any prior agreements or understandings with respect thereto.

                    24.   Counterparts.   This  Agreement  may  be  executed  in
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                     STIMSONITE CORPORATION



                     By:/s/Terrence D. Daniels
                        Terrence D. Daniels, Chairman



                     EXECUTIVE



                     By:/s/Robert E. Stutz
                        Robert E. Stutz

                                                                   EXHIBIT 10-1A
                                                            FORM OF STOCK OPTION
                                                             UNDER SECTION 10(a)



                       NONQUALIFIED STOCK OPTION AGREEMENT
                       -----------------------------------


                    NONQUALIFIED STOCK OPTION AGREEMENT, dated as of March 22, 1997 (this "Agreement"), between Robert E. Stutz (the "Optionee") and Stimsonite Corporation, a Delaware corporation (the "Company").


                              W I T N E S S E T H:
                              --------------------

                    WHEREAS, the Optionee has agreed to become President and Chief Executive Officer of the Company pursuant to the terms of an Employment Agreement dated as of March 22, 1997 between Optionee and the Company (the "Employment Agreement"); and

                    WHEREAS, Section 10 of the Employment Agreement provides that the Optionee will receive certain options from the Company; and

                    WHEREAS, the execution of a Nonqualified Stock Option Agreement in the form hereof was approved by a resolution of the Board of Directors of the Company (the "Board") duly adopted on March 12, 1997 and is incorporated herein by reference; and

                    WHEREAS, the option granted hereby is intended as a nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986.

                    NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:

        1.      Option.

                    (a) Pursuant to Section 10(a) of the Employment Agreement, the Company hereby grants to the Optionee an option (the "Option") to purchase 100,000 shares of Common Stock, $.01 par value of the Company (the "Option
Shares") at a purchase price per share of $_____ (the "Option Price"), and agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon payment of the Option Price in full, all subject, however, to the terms and conditions hereinafter set forth.

                    (b) Subject to Section 3(a) hereof, this Option (until terminated as hereinafter provided) shall be exercisable only to the extent of 33% of the shares covered hereby after the Optionee shall have been in the continuous employ of the Company or any Subsidiary through the first anniversary of March 22, 1997 (the "Date of Grant") to the extent of an additional 33% of the shares covered hereby after the Optionee shall have been in the continuous employ of the Company or any Subsidiary through the second anniversary of the Date of Grant and to the extent of an additional 34% of the shares covered hereby after the Optionee shall have been in the continuous employ of the Company or any Subsidiary through the third anniversary of the Date of Grant. For purposes of this Agreement, the employment of the Optionee with the Company or a Subsidiary shall not be deemed interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or any Subsidiary by reason of the transfer of his employment among or between the Company and its Subsidiaries. For the purpose of this paragraph, leaves of absence approved by the Board of Directors of the Company, or any committee thereof, for illness, military or government service, or other cause, shall be considered as employment.

                    (c) To the extent exercisable, the Option may be exercised in whole, or in part from time to time, until expiration as provided in Section 1(d).

                    (d) This Option shall terminate on the earliest of the following dates:

                         (i) On the date on which the  Optionee  ceases to be an
employee of the Company or a Subsidiary unless he ceases to be such an employee in a manner described in (ii) or (iii) below.

                         (ii)  On  the   later  to  occur  of  (A)  the   second
anniversary of the Commencement Date (as defined in the Employment Agreement) or
(B) 60 days after the Optionee ceases to be an employee of the Company or any Subsidiary if (I) Optionee retires from employment with the Company or any Subsidiary after reaching the age of 65 years, or (II) Optionee's employment is terminated pursuant to Section 7(d) of the Employment Agreement.

                         (iii)  On  the  later  to  occur  of  (A)  the   second
anniversary of the Commencement Date (as defined in the Employment Agreement) or
(B) 90 days after the date on which Optionee's employment is terminated as a result of Optionee's death or Disability (as defined in the Employment Agreement).

                         (iv) Ten years from the Date of Grant.

                         In the event the Optionee shall intentionally commit an
act materially inimical to the interests of the Company or a Subsidiary, and the Board shall so find, the Option shall terminate at the time of such act, notwithstanding any other provision of this Agreement.

                         Nothing  in this  Section 1(d)  shall be  construed  to
modify or enlarge the rights of the Optionee and the conditions of exercising this Option as set forth in Section 1(b) hereof, and at no time shall any right to exercise this Option accrue to the Optionee unless and to the extent that the conditions set forth in Section 1(b) shall have been satisfied.

                    (e) Nothing contained in this Agreement shall limit whatever right the Company or any Subsidiary might otherwise have to terminate the employment of the Optionee.

        2.      Exercise; Payment for Shares.

                    (a) This Option shall be exercised by Optionee by delivery to the Company of (i) an Exercise Notice in the form attached to this Agreement as Annex A, appropriately completed and duly executed and dated by the Optionee,
(ii) payment in full of the Option Price for the number of shares which the Optionee is purchasing hereunder as required by Section 2(b), and (iii) payment in full to the Company of any amounts required to be paid pursuant to Section 2(c).

                    (b) The Option Price shall be payable (i) in cash or by check (certified, personal or bank check) acceptable to the Company, (ii) nonforfeitable unrestricted shares of Common Stock which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, or (iii) a combination of the foregoing.

                    (c) If the Company shall be required to withhold any Federal, state, local or foreign tax in connection with exercise of the Option, it shall be a condition to such exercise that the Optionee pay or make provision satisfactory to the Company for payment of all such taxes.

        3.      Change in Control; Adjustments.

                    (a) Upon the earlier to occur of (i) Optionee's death or Disability, (ii) Optionee's termination of employment pursuant to Section 7(d) of the Employment Agreement or (iii) a Change in Control (as hereinafter defined), the Option shall, notwithstanding Section 1(b), become immediately exercisable in full. If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of Section 1(b) shall be reinstated but without prejudice to any exercise of the Option that may have occurred prior to such nullification.

                    (b) (i) The Board may make or provide for such adjustments in the number and kind of shares of the Company's Common Stock covered by the Option and in the Option Price, as the Board may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of the Optionee that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to the foregoing.

                         (ii) In the event of any such transaction or event, the
Board may provide in substitution for the Option such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of this Option.

        4.      No Transfer of Option.

                The Option may not be transferred by the Optionee except by will or the laws of descent and distribution. The Option may not be exercised during the Optionee's lifetime except by the Optionee or, in the event of the Optionee's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Optionee under state law and court supervision.

        5.      Modification of Option.

                The Option may be amended by the Board; provided that no such amendment that adversely affects the Optionee shall be effective without the consent of the Optionee.

        6.      Limitations on Exercise of Option.

                The Option shall not be exercisable if such exercise would involve a violation of any applicable Federal or state securities law and unless under such laws at the time of exercise the shares purchasable upon exercise are exempt, are the subject matter of an exempt transaction, are registered by description or by qualification, or at such time are the subject matter of a transaction which has been registered by description.

        7.      Rights as Stockholder.

                The holder of this Option shall not be, nor have any of the rights or privileges of, a holder of the Company's Common Stock in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

        8.      Fractional Shares.

                The Company shall not be required to issue any fractional shares of Common Stock pursuant to the Option.

        9.      Defined Terms.  As used in this Agreement,

                (a) "Change in Control" means the occurrence of any of the following events:

                      (i) The execution by the Company of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction;

                      (ii) The execution by the Company of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or other transfer shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

                      (iii)  There  is  a  report  filed  on   Schedule 13D   or
Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) other than Terrence D. Daniels or any of his affiliates has or intends to become the beneficial owner (as the term
"beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing a majority or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

                      (iv) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this subsection (iv) each director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period shall be deemed to have been a director of the Company at the beginning of such period; or

                      (v) Except pursuant to a transaction described in the proviso to subsection (i) of this definition, the Company adopts a plan for the liquidation or dissolution of the Company.

                (b)  "Subsidiary"  means  a  corporation,   partnership,   joint
venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest.

                EXECUTED at Niles, Illinois as of the 22nd day of March, 1997.

                      STIMSONITE CORPORATION


                      By      _________________________________
                              Name:
                              Title:



ACCEPTED AND AGREED


By
        Robert E. Stutz

                                     ANNEX A
                                       to
                       Nonqualified Stock Option Agreement




                             Form of Exercise Notice




                Pursuant to the Non-Qualified Stock Option Agreement dated as of
March  __,  1997  between  the  undersigned  and  Stimsonite   Corporation  (the
"Company"), the undersigned hereby elects to exercise his option as follows:

       (a)  Number of shares purchased:

       (b)  Total purchase price ((a) x Option Exercise Price):  $

                Please issue a single certificate for the shares being purchased in the name of the undersigned. The registered address on such certificate should be:





The undersigned's social security number is:                    .



Date: _____________________________       _________________________________
                                          Optionee

                                                                   EXHIBIT 10.1B
                                                            FORM OF STOCK OPTION
                                                             UNDER SECTION 10(b)


                       NONQUALIFIED STOCK OPTION AGREEMENT
                       -----------------------------------


                  NONQUALIFIED STOCK OPTION AGREEMENT, dated as of ____________, ____ (this "Agreement"), between Robert E. Stutz (the "Optionee") and Stimsonite Corporation, a Delaware corporation (the "Company").


                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, the Optionee has agreed to become President and Chief Executive Officer of the Company pursuant to the terms of an Employment Agreement dated as of March 22, 1997 between Optionee and the Company (the "Employment Agreement"); and

                  WHEREAS, Section 10 of the Employment Agreement provides that the Optionee will receive certain options from the Company; and

                  WHEREAS, the execution of a Nonqualified Stock Option Agreement in the form hereof was approved by a resolution of the Board of Directors of the Company (the "Board") duly adopted on March 12, 1997 and is incorporated herein by reference; and

                  WHEREAS,   the  option   granted   hereby  is  intended  as  a
nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:

         1.       Option.

                  (a) Pursuant to Section 10(b) of the Employment Agreement, the Company hereby grants to the Optionee an option (the "Option") to purchase
100,000 shares of Common Stock, $.01 par value of the Company (the "Option Shares") at a purchase price per share of $7.50 (the "Option Price"), and agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon payment of the Option Price in full, all subject, however, to the terms and conditions hereinafter set forth.

                  (b) Subject to Section 3(a) hereof, this Option (until terminated as hereinafter provided) shall be exercisable only to the extent of 33% of the shares covered hereby after the Optionee shall have been in the continuous employ of the Company or any Subsidiary through the second anniversary of __________, ____ (the "Date of Grant") to the extent of an additional 33% of the shares covered hereby after the Optionee shall have been in the continuous employ of the Company or any Subsidiary through the third anniversary of the Date of Grant and to the extent of an additional 34% of the shares covered hereby after the Optionee shall have been in the continuous employ of the Company or any Subsidiary through the fourth anniversary of the Date of Grant. For purposes of this Agreement, the employment of the Optionee with the Company or a Subsidiary shall not be deemed interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or any Subsidiary by reason of the transfer of his employment among or between the Company and its Subsidiaries. For the purpose of this paragraph, leaves of absence approved by the Board of Directors of the Company, or any committee thereof, for illness, military or government service, or other cause, shall be considered as employment.

                  (c) To the extent exercisable, the Option may be exercised in whole, or in part from time to time, until expiration as provided in Section 1(d).

                  (d) This Option shall terminate on the earliest of the following dates:

                  (i) On the date on which the Optionee ceases to be an employee of the Company or a Subsidiary unless he ceases to be such an employee in a manner described in (ii) or (iii) below.

                  (ii) On the later to occur of (A) the second anniversary of the Commencement Date (as defined in the Employment Agreement) or (B) 60 days after the Optionee ceases to be an employee of the Company or any Subsidiary if
(I) Optionee retires from employment with the Company or any Subsidiary after reaching the age of 65 years, or (II) Optionee's employment is terminated pursuant to Section 7(d) of the Employment Agreement.

                  (iii) On the later to occur of (A) the second anniversary of the Commencement Date (as defined in the Employment Agreement) or (B) 90 days after the date on which Optionee's employment is terminated as a result of the Optionee's death or Disability (as defined in the Employment Agreement).

                  (iv) Ten years from the Date of Grant.

                  In the event the Optionee shall intentionally commit an act materially inimical to the interests of the Company or a Subsidiary, and the Board shall so find, the Option shall terminate at the time of such act, notwithstanding any other provision of this Agreement.

                  Nothing in this Section 1(d) shall be construed to modify or enlarge the rights of the Optionee and the conditions of exercising this Option as set forth in Section 1(b) hereof, and at no time shall any right to exercise this Option accrue to the Optionee unless and to the extent that the conditions set forth in Section 1(b) shall have been satisfied.

                  (e) Nothing contained in this Agreement shall limit whatever right the Company or any Subsidiary might otherwise have to terminate the employment of the Optionee.

         2.       Exercise; Payment for Shares.

                  (a) This Option shall be exercised by Optionee by delivery to the Company of (i) an Exercise Notice in the form attached to this Agreement as Annex A, appropriately completed and duly executed and dated by the Optionee,
(ii) payment in full of the Option Price for the number of shares which the Optionee is purchasing hereunder as required by Section 2(b), and (iii) payment in full to the Company of any amounts required to be paid pursuant to Section 2(c).

                  (b) The Option Price shall be payable (i) in cash or by check (certified, personal or bank check) acceptable to the Company, (ii) nonforfeitable unrestricted shares of Common Stock which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, or (iii) a combination of the foregoing.

                  (c) If the Company shall be required to withhold any Federal, state, local or foreign tax in connection with exercise of the Option, it shall be a condition to such exercise that the Optionee pay or make provision satisfactory to the Company for payment of all such taxes.

         3.       Change in Control; Adjustments.

                  (a) Upon the earlier to occur of (i) Optionee's death or Disability or (ii) a Change in Control (as hereinafter defined), the Option shall, notwithstanding Section 1(b), become immediately exercisable in full. If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of Section 1(b) shall be reinstated but without prejudice to any exercise of the Option that may have occurred prior to such nullification.

                  (b) (i) The Board may make or provide for such adjustments in the number and kind of shares of the Company's Common Stock covered by the Option and in the Option Price, as the Board may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of the Optionee that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to the foregoing.

                  (ii) In the event of any such transaction or event, the Board may provide in substitution for the Option such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of this Option.

         4.       No Transfer of Option.

                  The Option may not be transferred by the Optionee except by will or the laws of descent and distribution. The Option may not be exercised during the Optionee's lifetime except by the Optionee or, in the event of the Optionee's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Optionee under state law and court supervision.

         5.       Modification of Option.

                  The Option may be amended by the Board; provided that no such amendment that adversely affects the Optionee shall be effective without the consent of the Optionee.

         6.       Limitations on Exercise of Option.

                  The Option shall not be exercisable if such exercise would involve a violation of any applicable Federal or state securities law and unless under such laws at the time of exercise the shares purchasable upon exercise are exempt, are the subject matter of an exempt transaction, are registered by description or by qualification, or at such time are the subject matter of a transaction which has been registered by description.

         7.       Rights as Stockholder.

                  The holder of this Option shall not be, nor have any of the rights or privileges of, a holder of the Company's Common Stock in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

         8.       Fractional Shares.

                  The Company shall not be required to issue any fractional shares of Common Stock pursuant to the Option.

         9.       Defined Terms.  As used in this Agreement,

                  (a) "Change in Control" means the occurrence of any of the following events:

                  (i) The execution by the Company of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction;

                  (ii) The execution by the Company of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or other transfer shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

                  (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) other than Terrence D. Daniels or any of his affiliates has or intends to become the beneficial owner (as the term
"beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing a majority or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

                  (iv) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this subsection (iv) each director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period shall be deemed to have been a director of the Company at the beginning of such period; or

                  (v) Except pursuant to a transaction described in the proviso to subsection (i) of this definition, the Company adopts a plan for the liquidation or dissolution of the Company.

                  (b) "Subsidiary" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest.

        EXECUTED at Niles, Illinois as of the _____ day of ___________, ____.

                      STIMSONITE CORPORATION


                      By       ____________________________________
                               Name:
                               Title:



ACCEPTED AND AGREED


By       ________________________________
         Robert E. Stutz

                                     ANNEX A
                                       to
                       Nonqualified Stock Option Agreement




                             Form of Exercise Notice



                  Pursuant to the Non-Qualified Stock Option Agreement dated as of ____________, ____ between the undersigned and Stimsonite Corporation (the "Company"), the undersigned hereby elects to exercise his option as follows:

      (a)   Number of shares purchased:

      (b)   Total purchase price ((a) x Option Exercise Price):  $

                  Please issue a single certificate for the shares being purchased in the name of the undersigned. The registered address on such certificate should be:





The undersigned's social security number is:                    .



Date:  ___________________                ___________________________________
                                                  Optionee

                                                                   EXHIBIT 10.1C
                                                            FORM OF STOCK OPTION
                                                             UNDER SECTION 10(c)


                       NONQUALIFIED STOCK OPTION AGREEMENT
                       -----------------------------------


                  NONQUALIFIED STOCK OPTION AGREEMENT, dated as of ____________, ____ (this "Agreement"), between Robert E. Stutz (the "Optionee") and Stimsonite Corporation, a Delaware corporation (the "Company").


                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, the Optionee has agreed to become President and Chief Executive Officer of the Company pursuant to the terms of an Employment Agreement dated as of March 22, 1997 between Optionee and the Company (the "Employment Agreement"); and

                  WHEREAS, Section 10 of the Employment Agreement provides that the Optionee will receive certain options from the Company; and

                  WHEREAS, the execution of a Nonqualified Stock Option Agreement in the form hereof was approved by a resolution of the Board of Directors of the Company (the "Board") duly adopted on March 12, 1997 and is incorporated herein by reference; and

                  WHEREAS,   the  option   granted   hereby  is  intended  as  a
nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:

         1.       Option.

                  (a) Pursuant to Section 10(c) of the Employment Agreement, the Company hereby grants to the Optionee an option (the "Option") to purchase
100,000 shares of Common Stock, $.01 par value of the Company (the "Option Shares") at a purchase price per share of $9.00 (the "Option Price"), and agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon payment of the Option Price in full, all subject, however, to the terms and conditions hereinafter set forth.

                  (b) Subject to Section 3(a) hereof, this Option (until terminated as hereinafter provided) shall be exercisable only to the extent of 33% of the shares covered hereby after the Optionee shall have been in the continuous employ of the Company or any Subsidiary through the third anniversary of __________, ____ (the "Date of Grant") to the extent of an additional 33% of the shares covered hereby after the Optionee shall have been in the continuous employ of the Company or any Subsidiary through the fourth anniversary of the Date of Grant and to the extent of an additional 34% of the shares covered hereby after the Optionee shall have been in the continuous employ of the Company or any Subsidiary through the fifth anniversary of the Date of Grant. For purposes of this Agreement, the employment of the Optionee with the Company or a Subsidiary shall not be deemed interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or any Subsidiary by reason of the transfer of his employment among or between the Company and its Subsidiaries. For the purpose of this paragraph, leaves of absence approved by the Board of Directors of the Company, or any committee thereof, for illness, military or government service, or other cause, shall be considered as employment.

                  (c) To the extent exercisable, the Option may be exercised in whole, or in part from time to time, until expiration as provided in Section 1(d).

                  (d) This Option shall terminate on the earliest of the following dates:

                  (i) On the date on which the Optionee ceases to be an employee of the Company or a Subsidiary unless he ceases to be such an employee in a manner described in (ii) or (iii) below.

                  (ii) On the later to occur of (A) the second anniversary of the Commencement Date (as defined in the Employment Agreement) or (B) 60 days after the Optionee ceases to be an employee of the Company or any Subsidiary if
(I) Optionee retires from employment with the Company or any Subsidiary after reaching the age of 65 years, or (II) Optionee's employment is terminated under
Section 7(d) of the Employment Agreement.

                  (iii) On the later to occur of (A) the second anniversary of the Commencement Date (as defined in the Employment Agreement) or (B) 90 days after the date on which Optionee's employment is terminated as a result of the Optionee's death or Disability (as defined in the Employment Agreement).

                  (iv) Ten years from the Date of Grant.

                  In the event the Optionee shall intentionally commit an act materially inimical to the interests of the Company or a Subsidiary, and the Board shall so find, the Option shall terminate at the time of such act, notwithstanding any other provision of this Agreement.

                  Nothing in this Section 1(d) shall be construed to modify or enlarge the rights of the Optionee and the conditions of exercising this Option as set forth in Section 1(b) hereof, and at no time shall any right to exercise this Option accrue to the Optionee unless and to the extent that the conditions set forth in Section 1(b) shall have been satisfied.

                  (e) Nothing contained in this Agreement shall limit whatever right the Company or any Subsidiary might otherwise have to terminate the employment of the Optionee.

         2.       Exercise; Payment for Shares.

                  (a) This Option shall be exercised by Optionee by delivery to the Company of (i) an Exercise Notice in the form attached to this Agreement as Annex A, appropriately completed and duly executed and dated by the Optionee,
(ii) payment in full of the Option Price for the number of shares which the Optionee is purchasing hereunder as required by Section 2(b), and (iii) payment in full to the Company of any amounts required to be paid pursuant to Section 2(c).

                  (b) The Option Price shall be payable (i) in cash or by check (certified, personal or bank check) acceptable to the Company, (ii) nonforfeitable unrestricted shares of Common Stock which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, or (iii) a combination of the foregoing.

                  (c) If the Company shall be required to withhold any Federal, state, local or foreign tax in connection with exercise of the Option, it shall be a condition to such exercise that the Optionee pay or make provision satisfactory to the Company for payment of all such taxes.

         3.       Change in Control; Adjustments.

                  (a) Upon the earlier to occur of (i) Optionee's death or Disability or (ii) a Change in Control (as hereinafter defined), the Option shall, notwithstanding Section 1(b), become immediately exercisable in full. If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of Section 1(b) shall be reinstated but without prejudice to any exercise of the Option that may have occurred prior to such nullification.

                  (b) (i) The Board may make or provide for such adjustments in the number and kind of shares of the Company's Common Stock covered by the Option and in the Option Price, as the Board may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of the Optionee that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to the foregoing.

                  (ii) In the event of any such transaction or event, the Board may provide in substitution for the Option such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of this Option.

         4.       No Transfer of Option.

                  The Option may not be transferred by the Optionee except by will or the laws of descent and distribution. The Option may not be exercised during the Optionee's lifetime except by the Optionee or, in the event of the Optionee's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Optionee under state law and court supervision.

         5.       Modification of Option.

                  The Option may be amended by the Board; provided that no such amendment that adversely affects the Optionee shall be effective without the consent of the Optionee.

         6.       Limitations on Exercise of Option.

                  The Option shall not be exercisable if such exercise would involve a violation of any applicable Federal or state securities law and unless under such laws at the time of exercise the shares purchasable upon exercise are exempt, are the subject matter of an exempt transaction, are registered by description or by qualification, or at such time are the subject matter of a transaction which has been registered by description.

         7.       Rights as Stockholder.

                  The holder of this Option shall not be, nor have any of the rights or privileges of, a holder of the Company's Common Stock in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

         8.       Fractional Shares.

                  The Company shall not be required to issue any fractional shares of Common Stock pursuant to the Option.

         9.       Defined Terms.  As used in this Agreement,

                  (a) "Change in Control" means the occurrence of any of the following events:

                  (i) The execution by the Company of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction;

                  (ii) The execution by the Company of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or other transfer shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

                  (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) other than Terrence D. Daniels or any of his affiliates has or intends to become the beneficial owner (as the term
"beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing a majority or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

                  (iv) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this subsection (iv) each director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period shall be deemed to have been a director of the Company at the beginning of such period; or

                  (v) Except pursuant to a transaction described in the proviso to subsection (i) of this definition, the Company adopts a plan for the liquidation or dissolution of the Company.

                  (b) "Subsidiary" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest.


     EXECUTED at Niles, Illinois as of the _____ day of ___________, ____.

                   STIMSONITE CORPORATION


                   By       __________________________________
                            Name:
                            Title:



ACCEPTED AND AGREED


By       ______________________________________
         Robert E. Stutz

                                     ANNEX A
                                       to
                       Nonqualified Stock Option Agreement




                             Form of Exercise Notice



                  Pursuant to the Non-Qualified Stock Option Agreement dated as of ____________, ____ between the undersigned and Stimsonite Corporation (the "Company"), the undersigned hereby elects to exercise his option as follows:

     (a)    Number of shares purchased:

     (b)    Total purchase price ((a) x Option Exercise Price):  $

                  Please issue a single certificate for the shares being purchased in the name of the undersigned. The registered address on such certificate should be:





The undersigned's social security number is:                    .



Date:  ________________                 ______________________________________
                                                       Optionee

                                                                   EXHIBIT 10.1D
                                                            FORM OF STOCK OPTION
                                                             UNDER SECTION 10(d)


                       NONQUALIFIED STOCK OPTION AGREEMENT
                       -----------------------------------


                  NONQUALIFIED STOCK OPTION AGREEMENT, dated as of ____________, ____ (this "Agreement"), between Robert E. Stutz (the "Optionee") and Stimsonite Corporation, a Delaware corporation (the "Company").


                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, the Optionee has agreed to become President and Chief Executive Officer of the Company pursuant to the terms of an Employment Agreement dated as of March 22, 1997 between Optionee and the Company (the "Employment Agreement"); and

                  WHEREAS, Section 10 of the Employment Agreement provides that the Optionee will receive certain options from the Company; and

                  WHEREAS, the execution of a Nonqualified Stock Option Agreement in the form hereof was approved by a resolution of the Board of Directors of the Company (the "Board") duly adopted on March 12, 1997 and is incorporated herein by reference; and

                  WHEREAS,   the  option   granted   hereby  is  intended  as  a
nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:

         1.       Option.

                  (a) Pursuant to Section 10(d) of the Employment Agreement, the Company hereby grants to the Optionee an option (the "Option") to purchase
100,000  shares of Common  Stock,  $.01 par value of the  Company  (the  "Option
Shares") at a purchase price per share of $11.00 (the "Option Price"), and agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon payment of the Option Price in full, all subject, however, to the terms and conditions hereinafter set forth.

                  (b) Subject to Section 3(a) hereof, this Option (until terminated as hereinafter provided) shall be exercisable only to the extent of 33% of the shares covered hereby after the Optionee shall have been in the continuous employ of the Company or any Subsidiary through the third anniversary of __________, ____ (the "Date of Grant") to the extent of an additional 33% of the shares covered hereby after the Optionee shall have been in the continuous employ of the Company or any Subsidiary through the fourth anniversary of the Date of Grant and to the extent of an additional 34% of the shares covered hereby after the Optionee shall have been in the continuous employ of the Company or any Subsidiary through the fifth anniversary of the Date of Grant. For purposes of this Agreement, the employment of the Optionee with the Company or a Subsidiary shall not be deemed interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or any Subsidiary by reason of the transfer of his employment among or between the Company and its Subsidiaries. For the purpose of this paragraph, leaves of absence approved by the Board of Directors of the Company, or any committee thereof, for illness, military or government service, or other cause, shall be considered as employment.

                  (c) To the extent exercisable, the Option may be exercised in whole, or in part from time to time, until expiration as provided in Section 1(d).

                  (d) This Option shall terminate on the earliest of the following dates:

                  (i) On the date on which the Optionee ceases to be an employee of the Company or a Subsidiary unless he ceases to be such an employee in a manner described in (ii) or (iii) below.

                  (ii) On the later to occur of (A) the second anniversary of the Commencement Date (as defined in the Employment Agreement) or (B) 60 days after the Optionee ceases to be an employee of the Company or any Subsidiary if
(I) Optionee retires from employment with the Company or any Subsidiary after reaching the age of 65 years, or (II) Optionee's employment is terminated pursuant to Section 7(d) of the Employment Agreement.

                  (iii) On the later to occur of (A) the second anniversary of the Commencement Date (as defined in the Employment Agreement) or (B) 90 days after the date on which Optionee's employment is terminated as a result of the Optionee's death or Disability (as defined in the Employment Agreement).

                  (iv) Ten years from the Date of Grant.

                  In the event the Optionee shall intentionally commit an act materially inimical to the interests of the Company or a Subsidiary, and the Board shall so find, the Option shall terminate at the time of such act, notwithstanding any other provision of this Agreement.

                  Nothing in this Section 1(d) shall be construed to modify or enlarge the rights of the Optionee and the conditions of exercising this Option as set forth in Section 1(b) hereof, and at no time shall any right to exercise this Option accrue to the Optionee unless and to the extent that the conditions set forth in Section 1(b) shall have been satisfied.

                  (e) Nothing contained in this Agreement shall limit whatever right the Company or any Subsidiary might otherwise have to terminate the employment of the Optionee.

         2.       Exercise; Payment for Shares.

                  (a) This Option shall be exercised by Optionee by delivery to the Company of (i) an Exercise Notice in the form attached to this Agreement as Annex A, appropriately completed and duly executed and dated by the Optionee,
(ii) payment in full of the Option Price for the number of shares which the Optionee is purchasing hereunder as required by Section 2(b), and (iii) payment in full to the Company of any amounts required to be paid pursuant to Section 2(c).

                  (b) The Option Price shall be payable (i) in cash or by check (certified, personal or bank check) acceptable to the Company, (ii) nonforfeitable unrestricted shares of Common Stock which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, or (iii) a combination of the foregoing.

                  (c) If the Company shall be required to withhold any Federal, state, local or foreign tax in connection with exercise of the Option, it shall be a condition to such exercise that the Optionee pay or make provision satisfactory to the Company for payment of all such taxes.

         3.       Change in Control; Adjustments.

                  (a) Upon the earlier to occur of (i) Optionee's death or Disability or (ii) a Change in Control (as hereinafter defined), the Option shall, notwithstanding Section 1(b), become immediately exercisable in full. If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of Section 1(b) shall be reinstated but without prejudice to any exercise of the Option that may have occurred prior to such nullification.

                  (b) (i) The Board may make or provide for such adjustments in the number and kind of shares of the Company's Common Stock covered by the Option and in the Option Price, as the Board may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of the Optionee that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to the foregoing.

                  (ii) In the event of any such transaction or event, the Board may provide in substitution for the Option such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of this Option.

         4.       No Transfer of Option.

                  The Option may not be transferred by the Optionee except by will or the laws of descent and distribution. The Option may not be exercised during the Optionee's lifetime except by the Optionee or, in the event of the Optionee's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Optionee under state law and court supervision.

         5.       Modification of Option.

                  The Option may be amended by the Board; provided that no such amendment that adversely affects the Optionee shall be effective without the consent of the Optionee.

         6.       Limitations on Exercise of Option.

                  The Option shall not be exercisable if such exercise would involve a violation of any applicable Federal or state securities law and unless under such laws at the time of exercise the shares purchasable upon exercise are exempt, are the subject matter of an exempt transaction, are registered by description or by qualification, or at such time are the subject matter of a transaction which has been registered by description.

         7.       Rights as Stockholder.

                  The holder of this Option shall not be, nor have any of the rights or privileges of, a holder of the Company's Common Stock in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

         8.       Fractional Shares.

                  The Company shall not be required to issue any fractional shares of Common Stock pursuant to the Option.

         9.       Defined Terms.  As used in this Agreement,

                  (a) "Change in Control" means the occurrence of any of the following events:

                  (i) The execution by the Company of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction;

                  (ii) The execution by the Company of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or other transfer shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

                  (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) other than Terrence D. Daniels or any of his affiliates has or intends to become the beneficial owner (as the term
"beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing a majority or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

                  (iv) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this subsection (iv) each director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period shall be deemed to have been a director of the Company at the beginning of such period; or

                  (v) Except pursuant to a transaction described in the proviso to subsection (i) of this definition, the Company adopts a plan for the liquidation or dissolution of the Company.

                  (b) "Subsidiary" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest.

     EXECUTED at Niles, Illinois as of the _____ day of ___________, ____.

              STIMSONITE CORPORATION


              By       _______________________________
                       Name:
                       Title:



ACCEPTED AND AGREED


By       _____________________________________
         Robert E. Stutz

                                     ANNEX A
                                       to
                       Nonqualified Stock Option Agreement


                             Form of Exercise Notice


                  Pursuant to the Non-Qualified Stock Option Agreement dated as of ____________, ____ between the undersigned and Stimsonite Corporation (the "Company"), the undersigned hereby elects to exercise his option as follows:

      (a)   Number of shares purchased:

      (b)   Total purchase price ((a) x Option Exercise Price):  $

                  Please issue a single certificate for the shares being purchased in the name of the undersigned. The registered address on such certificate should be:


The undersigned's social security number is:                    .



Date:  _________________________             ________________________________
                                                      Optionee